UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 28, 2022

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures set forth in Item 5.03 of this Current Report on Form 8-K are incorporated into this Item 3.03 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As previously disclosed in the Definitive Information Statement on Schedule 14C filed by Golden Matrix Group, Inc. (the “Company”, “we” and “us”) with the Securities and Exchange Commission (the “Commission” or the “SEC”) on May 18, 2022 (the “Information Statement”), and described in greater detail in the Company’s Current Report on Form 8-K filed with the Commission on May 11, 2022 (the “Prior Form 8-K”), effective on May 5, 2022, the majority stockholders of the Company (the “Majority Shareholders”), via a written consent to action without meeting (the “Majority Shareholder Consent”), approved, among other things, the adoption of the Golden Matrix Group, Inc. 2022 Equity Incentive Plan (the “2022 Plan”), which is described in greater detail in the Information Statement and Prior Form 8-K.

In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the 2022 Plan could become effective no earlier than forty (40) days after the date notice of the internet availability of the Information Statement materials was first sent to stockholders which date was June 28, 2022, and as such the 2022 Plan become effective on June 28, 2022.

The above description of the 2022 Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2022 Plan, which is incorporated by reference as Exhibit 10.1 hereto and is incorporated by reference into this Item 5.02 in its entirety.

The description of the appointment of our directors to various classes of the Board of Directors as described in Item 8.01 below, is incorporated into this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in greater detail in the Information Statement and Prior Form 8-K, the Majority Shareholders, via the Majority Shareholder Consent, also approved, (a) the adoption of a Certificate of Amendment to our Articles of Incorporation establishing a three class, classified Board of Directors, consisting of up to thirteen individuals (the “Classified Board Amendment”) — prior to such approval, the Articles of Incorporation of the Company did not provide for a classified Board of Directors; and (b) the adoption of a Certificate of Amendment to our Articles of Incorporation to require a supermajority vote to amend certain provisions of our Articles of Incorporation, including those relating to the classified structure of our Board of Directors (the “Supermajority Vote Amendment”) — prior to such approval, the Articles of Incorporation of the Company did not provide any supermajority voting requirements.

As described above, the approvals set forth in the Majority Shareholder Consent became effective on June 28, 2022, and on June 29, 2022, the Company filed a combined Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada, amending such Articles of Incorporation to provide for the Classified Board Amendment and Super Majority Vote Amendment, which filing became effective on June 29, 2022.

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Pursuant to the Classified Board Amendment, our directors are divided into three classes, Class I, Class II and Class III, which shall be such that as near as possible to one-third and at least one-fourth (or such other fraction as required by the Nevada revised statutes), shall be elected at each annual meeting, each having a term of three years, and the terms of each class will be staggered so that the term of only one class of directors will expire at each annual meeting. The directors in Class I will each have a term expiring at the first annual meeting of the stockholders following the effectiveness of the Classified Board Amendment. The directors in Class II will each have a term expiring at the second annual meeting of the stockholders following the effectiveness of the Classified Board Amendment. The directors in Class III will each have a term expiring at the third annual meeting of stockholders following the effectiveness of the Classified Board Amendment. Any vacancies on the Board which occur during the year may be filled by the Board of Directors for the remainder of the affected Class’s full term.

Pursuant to the Supermajority Vote Amendment, the affirmative vote of at least 66⅔% of the issued and outstanding shares entitled to vote in the election of our directors, subject to certain exceptions, voting as a single class, is required to amend or repeal certain provisions of our Articles of Incorporation, which we refer to as a “Supermajority Vote”. As set forth in greater detail in the Supermajority Vote Amendment, the requirement for a Supermajority Vote applies to any amendment, alteration, change or repeal may be made those provisions of our Articles of Incorporation establishing the number and classified structure of our Board of Directors (as discussed above), as well as to any amendment to the Supermajority Vote requirement itself. Any Supermajority Vote will be in addition to the vote of the holders of any class or series of stock of the Company otherwise required by law, our Articles of Incorporation, the resolutions of our Board of Directors providing for the issuance of such class or series and any agreement between the Company and any securities exchange or over-the-counter market upon which our shares are listed or designated for trading.

The foregoing description of the Certificate of Amendment to our Articles of Incorporation filed to affect the Classified Board Amendment and Supermajority Vote Amendment, does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment to our Articles of Incorporation filed with the Secretary of State of Nevada on June 29, 2022, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference in its entirety.

Item 8.01 Other Events.

Effective upon the filing of the Certificate of Amendment to our Articles of Incorporation as discussed in Item 5.03, above, our Board of Directors is now classified into three classes, with existing directors apportioned into those three classes as provided below, provided that pursuant to the Nevada Revised Statutes, at least one-fourth of our directors are required to be elected at each annual meeting of shareholders:

Director Class	Director Names
Class I (terms expiring at 2023 Annual Meeting)	Weiting “Cathy” Feng and Aaron Richard Johnston
Class II (terms expiring at 2024 Annual Meeting)	Thomas E. McChesney and Murray G. Smith
Class III (terms expiring at 2025 Annual Meeting)	Anthony Brian Goodman

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1*

Certificate of Amendment to Articles of Incorporation of Golden Matrix Group, Inc., as filed with the Secretary of State of Nevada on June 29, 2022 (amending the articles to include a classified board of directors and certain super majority voting requirements)

10.1

Golden Matrix Group, Inc. 2022 Equity Incentive Plan (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Golden Matrix Group, Inc. with the Securities and Exchange Commission on May 11, 2022, and incorporated herein by reference)(File No. 001-41326)

104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: July 1, 2022	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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